                                                                 EXHIBIT 10.31



                                       HCA
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         HCA Inc. ("Company") hereby adopts this Supplemental Executive Retirement Plan (the "Plan") effective July 1, 2001. The Plan is an unfunded deferred compensation arrangement for a select group of management or highly compensated employees.

                                    ARTICLE I

                                   DEFINITIONS

"ACTUARIAL FACTORS" means interest at 7.5 percent per annum and mortality based on the 1983 Group Annuity Mortality Table, weighted 50% male and 50% female.

"BENEFIT" or "BENEFITS" means the amount to which a Participant is entitled pursuant to Article III.

"BOARD" means the Board of Directors of the Company.

"CAUSE" means the Participant's commission of a felony or other violation of law involving embezzlement, fraud, or other material breach of the Participant's duty of loyalty to the Employer which results in harm to the Employer. The determination of whether Cause exists will be made by the Committee after conducting a reasonable investigation and providing the Participant with an opportunity to present evidence on his behalf.

"CHANGE IN CONTROL" means any of the following events:

        (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term "Person" is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or
                (B) any Subsidiary or (ii) the Company or any Subsidiary;

        (ii) The individuals who, as of the date of execution of this Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election or nomination for election by the Company's stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board;

                provided, further, however, that no individual shall be considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i) or
                (iii) of this paragraph; or

        (iii)   Approval by stockholders of the Company of:

                (A) A merger, consolidation or reorganization involving the Company, unless,

                        (1) The stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                        (2) The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; and

                        (3) No Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                (B)     A complete liquidation or dissolution of the Company; or

                (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

        Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

"CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

"COMMITTEE" means the Compensation Committee of the Company.

"COMPANY" means HCA Inc., a Delaware corporation, and any corporate successor(s) thereto.

"COMPENSATION" means, consistent with the definition of "Pay Average," base compensation (including Code Section 125, Code Section 401(k), and the Company's Management Stock Purchase Plan deferrals), including any base compensation payments made pursuant to an employment agreement (whether or not the employee continues to work), and payments from Performance Equity Incentive Plan component of the HCA 2000 Equity Incentive Plan (or predecessor thereof) (regardless of when the benefits vested), and including bonuses paid prior to establishment of the Performance Equity Incentive Plan component of the HCA 2000 Equity Incentive Plan (or predecessor thereto), but excluding severance pay.

"DISABILITY" means mental or physical disability as determined under Employer's tax-qualified Retirement Plan.

"EARLY RETIREMENT" means physical retirement from employment with Employer prior to attainment of age 62 but after attaining age 55, after performing 20 or more Years of Service. The 20 years requirement of the preceding sentence is waived with respect to those individuals who are Participants on July 1, 2001. For purposes of this definition, physical retirement from employment with Employer shall not be deemed to occur until base compensation payments cease, with respect to a Participant who ceases working at the request of Employer prior to expiration of payments of base compensation pursuant to his employment agreement.

"EMPLOYEE" means an employee of Employer.

"EMPLOYER" means the Company or any Subsidiary.

"GOOD REASON" means: (a) material diminution of position, as determined by the Committee; (b) material reduction of compensation and/or benefits, as determined by the Committee; or (c) relocation beyond fifty (50) miles from Employee's current office.

"NONQUALIFIED PLAN" means the HCA Restoration Plan, which is designed to restore benefits under the HCA Retirement Plan that are limited by Code Section 401(a)(17), and any other nonqualified deferred compensation or pension plan of Employer or a predecessor employer (excluding this Plan), except for the Company's Management Stock Purchase Plan and the

Performance Equity Incentive Plan component of the HCA 2000 Equity Incentive Plan (or predecessor thereto).

"NONQUALIFIED PLANS' DISTRIBUTION AMOUNT" means the amount previously distributed to the Participant from any Nonqualified Plan that is attributable to employer contributions, regardless of when distributed, increased for earnings at a rate of return of 7.5 percent per annum for each calendar year (or portion thereof) since the date of distribution.

"NORMAL RETIREMENT" means physical retirement from employment with Employer at or after either: (a) age 65; or (b) age 62 and performance of ten (10) Years of Service. The 10 years requirement of the preceding sentence is waived with respect to those individuals who are Participants on July 1, 2001. For purposes of this definition, physical retirement with Employer shall not be deemed to occur until base compensation payments cease, with respect to a Participant who ceases working at the request of Employer prior to expiration of payments of base compensation pursuant to his employment agreement.

"PARTICIPANT" means an Employee listed at any time on Schedule A, as amended from time to time by the Committee or the Board, who has not received all of the benefits to which he/she is entitled under the Plan, as determined by the Committee. If an annuity contract has been purchased for a Participant to supply his Benefits, and ownership of the annuity contract is transferred to the Participant, such individual shall cease to be a Participant following the transfer of ownership of such annuity contract.

"PAY AVERAGE" means the total Compensation during the 60 consecutive month period within the 120 consecutive month period immediately preceding Retirement (or other termination of employment with Benefit rights) for which the total Compensation is greatest, divided by five (5). For this purpose, all payments made from the Performance Equity Incentive Plan component of the HCA 2000 Equity Incentive Plan (or predecessor thereto) within a calendar year will be considered to have been made in March of such year.

"PLAN" means this HCA Supplemental Executive Retirement Plan, as it may be amended from time to time.

"PLAN SPONSOR" means HCA Inc. and any successor(s) thereto.

"PLAN YEAR" means the calendar year.

"QUALIFIED PLANS" means, collectively, the HCA Retirement Plan, the HCA 401(k) Plan, the HealthTrust, Inc. - The Hospital Company 401(k) Retirement Program, the EPIC Healthcare Group, Inc. Profit Sharing Plan, and any other tax-qualified plan maintained by Employer or a predecessor employer, as amended from time to time.

"QUALIFIED PLANS' DISTRIBUTION AMOUNT" means the amount previously distributed to the Participant from the Qualified Plans, increased for earnings at a rate of return of 7.5 percent per annum for each calendar year (or portion thereof) since the date of distribution.

"RETIREMENT" means Normal Retirement or Early Retirement.

"SUBSIDIARY" means a company or an unincorporated organization with which Company is affiliated under Code Sections 414(b), (c), or (m).

"YEAR OF SERVICE" means any Plan Year during which a Participant performs 1,000 or more hours of service for Employer, as determined under the HCA Retirement Plan. Years of Service shall include years of service prior to 2002, including years of service with a prior employer, as provided in the HCA Retirement Plan. With approval of the Chairman of the Board or the Committee, Years of Service shall also include any Years of Service agreed to be granted under this Plan in writing to any Participant then holding the position of Division President or Division CFO. With the approval of the Committee, Years of Service shall also include any Years of Service agreed to be granted under this Plan in writing to any Participant who is not then a Division President or a Division CFO. If a Participant shall be removed prospectively from Schedule A pursuant to the last sentence of Section 8.1 but shall continue employment with the Employer, he shall continue to accrue Years of Service credit in accordance with the provisions hereof for purposes of determining his eligibility for Retirement, but shall receive no further Years of Service credit for purposes of calculating the amount of his Benefit under Section 3.1 unless and until he is again listed on Schedule A (in which case he shall resume the accrual of Years of Service for Benefit purposes as of the date he is again listed). In no event shall any Participant's number of Years of Service exceed twenty-five (25).

                                   ARTICLE II

                                  PARTICIPATION

2.1 GENERAL. The Plan is intended to qualify as a "top hat" plan under 29 U.S.C. ss. 1051(2). Accordingly, only a select group of management or highly compensated employees of the Employer may participate in the Plan. Any provision of this Plan or any action taken by the Board, the Committee or Employer which would cause the Plan to fail to qualify as a top hat plan under 29 U.S.C. ss. 1051(2) shall be null and void.

2.2 ELECTION TO PARTICIPATE NOT NECESSARY. An Employee chosen by the Board or the Committee to participate need not take any action in order to participate. Only those Employees listed on Schedule A (or holding positions described in Schedule A) shall be eligible to participate.

                                   ARTICLE III

                               AMOUNT OF BENEFITS

3.1      BENEFIT AMOUNT.

         (a) The amount of a Participant's annual Benefit in the form of a life annuity beginning at Normal Retirement shall be based on the following formula:

                  (1) Schedule A Accrual Rate Percentage (i.e., 2.2% or 2.4%) for the Participant multiplied by the Participant's Years of Service, multiplied by the Participant's Pay Average; less

                  (2) The life annuity amount as of the annuity starting date produced by the sum of the employer-provided amount of
                        (1) the accrued benefits under the Qualified Plans, (2) the Qualified Plans' Distribution Amount, (3) the accrued benefits under the Nonqualified Plans, and (4) the Nonqualified Plans' Distribution Amount, utilizing the Actuarial Factors to convert any amount or benefit to a life annuity.

         (b) The amount of a participant's annual Benefit in the form of a life annuity beginning at Early Retirement shall be based on the following formula:

                  (1) Schedule A Accrual Rate Percentage (i.e., 2.2% or 2.4%) for the Participant multiplied by the Participant's Years of Service, multiplied by the Participant's Pay Average; with such amount then reduced by three percent (3%) for each year or portion thereof that Retirement occurs before age 62; less

                  (2) The life annuity amount as of the annuity starting date produced by the sum of the employer-provided amount of
                        (1) the accrued benefits under the Qualified Plans, (2) the Qualified Plans' Distribution Amount, (3) the accrued benefits under the Nonqualified Plans, and (4) the Nonqualified Plans' Distribution Amount, utilizing the Actuarial Factors to convert any amount or benefit to a life annuity.

         Subject to the death and Disability provisions of Article V and the provisions of Section 6.2, should a Participant retire or cease working for the Employer prior to satisfying the Retirement conditions, he shall receive nothing from the Plan. The Committee may choose to pay Benefits in monthly payments instead of annual payments.

                                   ARTICLE IV

        OPTIONAL BENEFIT FORMS, ELECTIONS AND TIMING OF BENEFIT PURCHASES

4.1 BENEFIT PAYMENTS. A Participant who is entitled to a Benefit pursuant to Section 3.1 upon Early Retirement or Normal Retirement shall be paid that Benefit in the form of a life annuity supplied by the Company from its general assets. Payment shall commence as soon as administratively feasible following Retirement, provided that Retirement shall not be deemed to occur and payments shall not commence until base compensation payments cease, with respect to a Participant who ceases working at the request of Employer prior to expiration of payments of base compensation pursuant to his employment agreement. In lieu of a life annuity, a married Participant may elect to receive his Benefit in the form of a joint and 50%, 75% or 100% survivor annuity payable over the joint lives of the Participant and the spouse which is actuarially equivalent to the life annuity, utilizing Actuarial Factors. In lieu of the Company making payments from its general assets, at its discretion, the Committee may utilize Company assets to purchase an annuity from a commercial annuity supplier to fund the annuity. If an annuity contract is purchased, the Employer shall be the owner and payee thereof (except that the Employer or the Committee may revocably assign the right to payments to the Participant or spousal beneficiary, as the case may be), provided that the Committee may, at its discretion, transfer the annuity contract to the Participant or spousal beneficiary (if the Participant has died) following a request for such a transfer by the Participant (or spousal beneficiary, if the Participant has died). The Committee need not act uniformly or consistently regarding annuity purchases and transfers. Benefit payments shall be calculated as of the first day of a month. Notwithstanding the preceding provisions of this
         Section 4.1, the Committee may, at its discretion, pay a Participant's Benefits (or the remainder thereof, if payments have begun) in a lump-sum distribution in cash. In such case, the Actuarial Factors shall be utilized to calculate the lump-sum amount.

4.2 ELECTION OF BENEFIT FORMS. The optional benefit form options made available by the Committee pursuant to Section 4.1 must be elected on a form supplied by the Committee within ninety (90) days following Retirement (or termination with Benefit rights under Section 6.2). Should the Participant fail to properly elect how his Benefit should be paid within such 90-day period, his Benefit will be paid in the form of a life annuity. The provisions of this Section are subject to the lump-sum provisions of Section 4.1.

4.3 TIMING OF BENEFIT PAYMENT COMMENCEMENT OR PURCHASE. The Benefit described in Section 4.1 shall be provided within (a) in the case of an election by the Participant under section 4.2, within a reasonable time of the election; or (b) in the event of a failure to make an election under Section 4.2, within a reasonable period of time following expiration of the 90 day period described in Section 4.2.

4.4 ARTICLE V SUPREMACY. Any provision of Article V which is inconsistent with any provision of this Article IV shall override the provision of this Article IV.

                                    ARTICLE V

                             TIMING OF DISTRIBUTIONS

5.1 DEATH. In the event of the death of a married Participant prior to Retirement, but after attainment of age 55, an annuity shall be supplied for the benefit of the Participant's surviving spouse with payment beginning as soon as administratively feasible following death which shall provide the surviving spouse with payments for life equal to the 50% survivor portion of a joint and 50% survivor annuity which could have been provided (assuming eligibility conditions met) for the Participant and spouse with the Participant's Benefit as determined on the day immediately preceding the date of the Participant's death. In the event of death of a married Participant prior to age 55, an annuity shall be supplied for the surviving spouse with payments beginning immediately following the date on which the Participant would have attained age 55 had he lived, which shall supply the surviving spouse with payments for life equal to the 50% survivor portion of a joint and 50% survivor annuity which could have been provided (assuming eligibility conditions were met) for the Participant and spouse with the Participant's Benefit as determined on the day immediately preceding the date of the Participant's death. Should a married Participant die after Retirement, but before his Benefit payments begin and before a benefits election form has been received by the Committee, then an annuity shall be supplied for the benefit of the Participant's surviving spouse with payments beginning as soon as administratively feasible following death which shall supply the surviving spouse with payments for life equal to the 50% survivor portion of a joint and 50% survivor annuity which could have been provided for the Participant and spouse with the Participant's Benefit as determined on the day immediately preceding the date of the Participant's death. Notwithstanding the preceding provisions of this Section 5.1, at its discretion, the Committee may pay any surviving spouse's foregoing Benefits or the remainder thereof in the form of a lump-sum distribution in cash. In such a case, the Actuarial Factors shall be utilized to calculate the lump-sum amount. No death benefits shall exist whatsoever for a single Participant.

5.2 DISABILITY. In the event of the Disability of a Participant prior to Retirement, the Benefit amount determined as of the date of Disability shall be utilized to supply an annuity (either a single life annuity or a joint and survivor annuity) pursuant to the annuity terms of Sections
         3.1 and 4.1 with payments to begin at age 55 (or immediately, if the Participant has already attained age 55), provided that if payments begin prior to age 62, they shall be reduced in accordance with the Early Retirement provisions of Section 3.1. A single Participant shall receive a life annuity and a married Participant shall receive either a life annuity or a joint and survivor annuity. If an election is not made by a married Participant as to Benefit form, the Benefit shall be paid in the form of a joint and 50% survivor annuity. At its discretion, the Committee may pay any disabled Participant's (or a surviving spouse's) foregoing Benefits or the remainder thereof in the form of a lump-sum distribution in cash. In such a case, the Actuarial Factors shall be utilized to calculate the lump-sum amount. Notwithstanding the foregoing, if any payment hereunder would reduce the amount payable to the Participant under any disability benefit program of the Employer, payments hereunder shall not be made or commenced until such time as the payments would not result in a reduction in such disability benefits.

5.3 CHANGE IN CONTROL. In the event of a Change in Control, (1) the Normal Retirement age shall be age 60, instead of age 62, without reduction of Benefits ordinarily applicable to Early Retirement, (2) all Benefits shall be payable at age 60 (or prior to age 60 but on or after age 55 (with twenty Years of Service), with the reductions ordinarily applicable to Early Retirement in accordance with Section 3.1 for each year or partial year of payments prior to age 60), and (3) subject to the first two sentences of Section 6.1, all Benefits shall be nonforfeitable. In the event of termination of employment of Employee by Employer (or the successor employer) when Cause does not exist, or a termination of employment by the Employee when Good Reason exists, within six (6) months before or after the Change in Control, in addition to the provisions described in the preceding sentence, an additional three (3) Years of Service shall be granted (not to exceed 25, in total) and the noncompete provisions of Section 6.3 shall not apply. In the event of a Change in Control, the Benefits accrued (computed utilizing only the Actuarial Factors) shall be funded through a "rabbi trust" either prior to such Change in Control or within six
         (6) months thereafter.

                                   ARTICLE VI

                     RIGHTS OF PARTICIPANTS; FORFEITABILITY

6.1 GENERAL CREDITORS. Participants who are entitled to a Benefit have the status of general unsecured creditors of Employer. The Plan constitutes a mere promise by Employer to supply Benefits in the future. It is the intention of the Employer that the arrangements provided herein be "unfunded" for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"). Benefits shall be paid from the Employer's general assets, except to the extent they are paid from a "rabbi trust" established by Employer.

6.2 FORFEITABILITY OF BENEFITS UPON TERMINATION OF EMPLOYMENT. Notwithstanding any preceding provision of this Plan to the contrary, a Participant who ceases to be an Employee prior to Early Retirement or Normal Retirement for a cause other than death while married or Disability shall receive no Benefits or anything whatsoever from this Plan. Notwithstanding the preceding sentence, a Participant who terminates employment prior to Retirement, death or Disability with Benefits accrued shall be entitled to receive those Benefits, if any, that shall be granted in writing by (a) with respect to Participants who are not executive officers, the Chairman of the Board; and (b) with respect to any Participant, the Committee. In addition, with respect to a former Participant who returns to employment and again becomes a
         Participant: (a) the Chairman of the Board may in his discretion authorize prior Plan service to be credited to any Employee who is not an executive officer; and (b) the Committee may in its discretion authorize prior Plan service to be credited to any Participant.

6.3 NONCOMPETE. A Participant shall forfeit his right to any further payments or Benefits from the Plan, and shall repay to the Employer the total amount of payments already made to him from (or with respect to) the Plan, if the Participant renders services for any health care organization at any time within the five (5) year period immediately following: (a) Disability; (b) Retirement; (c) termination of employment, if Benefits have been granted pursuant to Section 6.2; or
         (d) unless the waiver provision in Section 5.3 applies, a Change in Control. The Chairman of the Board may waive all or part of the provisions of the preceding sentence with respect to Participants who are not executive officers, and the Committee may waive all or any part of such provisions with respect to any Participant.

                                   ARTICLE VII

                        ADMINISTRATION AND MISCELLANEOUS

7.1 ADMINISTRATION. The Committee shall have discretionary authority to administer and interpret this Plan in accordance with the provisions of the Plan. Any determination or decision by the Committee shall be conclusive and binding on all persons who at any time have or claim to have any interest whatever under this Plan.

7.2 LIABILITY OF COMMITTEE, INDEMNIFICATION. To the extent permitted by law, no member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his own gross negligence or willful misconduct. Employer shall indemnify each member of the Committee against any and all claims, losses, damages and expenses incurred, including counsel fees, and against any liability, including any amounts paid in settlement with the Committee member's approval, arising from action or failure to act, except when the same is judicially determined to be attributable to gross negligence or willful misconduct of the member.

7.3 EXPENSES AND BOOKS AND RECORDS. The books and records to be maintained for the purpose of the Plan, if any, shall be maintained by the officers and employees of Employer at the Employer's expense and subject to the supervision and control of the Committee. All expenses of administering the Plan shall be paid by Employer.

7.4 BENEFITS NOT ASSIGNABLE. To the extent permitted by law, the right of any Participant in any benefit or to any payment hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant; and any such benefit or payment shall not be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant. Any attempt by Participant to anticipate, alienate, sell, pledge, or encumber benefits shall, unless the Committee directs otherwise, result in forfeiture of entitlement to future Benefits.

7.5 GOVERNING LAW. All rights and benefits hereunder shall be governed and construed in accordance with the laws of the State of Delaware, except to the extent that federal law supercedes or preempts state law.

7.6 ADOPTION BY SUBSIDIARIES NOT NECESSARY. Employees of the Company and its Subsidiaries are potentially eligible to participate, and no separate adoption agreements are necessary by an Employee's employer.

7.7 SEVERABILITY. In the event that any provision of this Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable and this Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. However, after deletion or elimination of any illegal or invalid provision, the remaining provisions of the Plan shall be construed in a manner so as to achieve, as closely as possible, the intent and objectives of the Plan, as provided by reading the Plan in its (pre-deletion) entirety.

7.8 CONSTRUCTION. The article and section headings and numbers are included only for convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of this Plan. Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular.

7.9 INFORMATION TO BE FURNISHED. Participants shall provide the Employer and the Committee with such information and evidence, and shall sign such documents, as may reasonably be requested from time to time for the purpose of administration of the Plan.

7.10 TAX WITHHOLDING. All benefit payments made to or in respect of a Participant under the Plan, as well as other interests of a Participant under the Plan, shall be subject to all income and employment tax withholdings and other deductions required by federal, state or local law.

                                  ARTICLE VIII

                                AMENDMENT OF PLAN

8.1 AMENDMENT. The Plan may be amended in any manner in whole or in part from time to time by the Board. However, no amendment shall reduce the Benefits accrued through the date of the amendment. For this purpose, an optional form of Benefit or a Benefit payment option shall be considered neither a Benefit accrued nor an accrued Benefit, provided that (a) no amendment may be adopted after a Change in Control (or within six (6) months before a Change in Control) that would defer the timing of when benefits begin, and (b) on and after the date of a Change in Control, the benefit payment methods available to Participants must include a life annuity (subject to the Committee's right to make lump-sum payments under Section 4.1). Subject to the preceding provisions of this Section 8.1, the Committee or the Board may revise Schedule A at will.

                                   ARTICLE IX

                               TERMINATION OF PLAN

9.1 PLAN MAY BE TERMINATED AT ANY TIME. The Plan has been created by Employer voluntarily. Employer reserves the right to terminate the Plan at any time. In the event of termination, any Benefits accrued at the time of termination shall be payable thereupon (a) by the purchase of an annuity contract from a supplier chosen by the Committee, with payment of any annuity to begin at the time the Participant would have attained age 62; (b) in lump-sum distributions in cash; or (c) in a combination of the purchase of an annuity contract and the distribution of cash lump-sums.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 27th day of March 2002, to be effective as of July 1, 2001.


                                                  COMPANY:

                                                  HCA Inc.
                                                  a Delaware Corporation


                                             By:  /s/ Philip R. Patton
                                                  ------------------------------
                                                  Philip R. Patton
                                                  Senior Vice President - Human
                                                  Resources

    Effective Date of Schedule: July 1, 2001

                                   SCHEDULE A

--------------------------------------------------------------------------------------------------------------------------------
                  POSITION                                   ACCRUAL RATE    EMPLOYEE HOLDING TITLE                 INITIAL
                                                              PERCENTAGE       (OR NUMBER) IN 2002            PARTICIPATION DATE
--------------------------------------------------------------------------------------------------------------------------------
       CEO                                                        2.4            Jack Bovender                      07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       President                                                  2.4            Richard Bracken                    07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP & Group President - East                               2.4            Jay Grinney                        07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP & Group President - West                               2.4            Samuel Hazen                       07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP & General Counsel                                      2.2            Bob Waterman                       07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP & Group CFO - East                                     2.2            Bill Rutherford                    07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP & Group CFO - West                                     2.2            Richard J. Shallcross              07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       President, Ambulatory Surgery                              2.2            Greg Roth                          07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP & CIO                                                  2.2            Noel B. Williams                   07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP & Controller                                           2.2            R. Milton Johnson                  07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP & Treasurer                                            2.2            David Anderson                     07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP, Development                                           2.2            V. Carl George                     07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP, Ethics & Compliance                                   2.2            Alan Yuspeh                        07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP, Government Programs (Reimbursement)                   2.2            Patricia Lindler                   07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP, Human Resources                                       2.2            Phil Patton                        07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP, Internal Audit                                        2.2            Joe Steakley                       07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP, Investor Relations & Public Relations                 2.2            Victor Campbell                    07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP, Operations Administration                             2.2            Bruce Moore                        07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP, Operations Finance                                    2.2            Rosalyn Elton                      07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP, Quality & Chief Medical Officer                       2.2            Frank Houser                       07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP, Revenue Cycle                                         2.2            Beverly Wallace                    07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       SVP, Supply Chain & Materials Management                   2.2            James Fitzgerald                   07/01/01
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
       Division President - Continental Division                  2.2            Jeffrey A. Dorsey                  07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division President - Southeast                             2.2            Charles R. Evans                   07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division President - East Florida                          2.2            Charles J. Hall                    07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division President - International                         2.2            John Kausch                        07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division President - Delta                                 2.2            Maurice Lagarde                    07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division President -Far West                               2.2            Thomas J. May                      07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division President - West Florida                          2.2            J. Daniel Miller                   07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division President - North Texas                           2.2            William D. Poteet                  07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division President - Mid America                           2.2            William P. Rutledge                07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division President - North Florida                         2.2            James Slack                        07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division President - Gulf Coast                            2.2            Michael D. Snow                    07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division President -Central Atlantic                       2.2            Marilyn B. Tavenner                07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division CFO - Gulf Coast                                  2.2            Jeffry Anthony                     07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division CFO - North Texas                                 2.2            Thomas Corley                      07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division CFO - Southeast                                   2.2            Jeffrey Crudele                    07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division CFO - West Florida                                2.2            Robert (Sam) Hankins               07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division CFO - Mid America                                 2.2            Russell Harms                      07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division CFO - North Florida                               2.2            Kim Lelli                          07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       CFO Ambulatory Surgery                                     2.2            Don Liedtke                        07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division CFO - Job - Other London                          2.2            Michael Neeb                       07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division CFO - East Florida                                2.2            James Petkas                       07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division CFO - Delta                                       2.2            Michael Reese                      07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division CFO - Continental                                 2.2            Greg D'Argonne                     07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division CFO - Far West                                    2.2            Donald Stinnett                    07/01/01
--------------------------------------------------------------------------------------------------------------------------------
       Division CFO - Central Atlantic                            2.2            V. Lynn Strader                    07/01/01
--------------------------------------------------------------------------------------------------------------------------------
